UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2016

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2016, Aspen Insurance Holdings Limited (the “Company”) issued a press release announcing that Mr. Richard Thornton, previously the Group Chief Risk Officer, was appointed to the newly created position of Group Chief Operating Officer, effective immediately. As Group Chief Operating Officer, Mr. Thornton will be responsible for leading the Company’s operational strategy across its business segments, platforms and corporate functions. Mr. Thornton will also continue his position as the Company’s Head of Strategy.

Mr. Thornton, age 44, was appointed Group Chief Risk Officer in September 2014 and has been Group Head of Strategy since March 2014. Prior to joining the Company, Mr. Thornton was at Oliver Wyman since 1999 where he became a partner in 2007 and led the development of its general insurance business in the United Kingdom and Europe. Previously, Mr. Thornton was an economist in the Bank of England’s monetary analysis division.

There are no family relationships between Mr. Thornton and any of the Company’s directors or executive officers, and there is no arrangement or understanding between Mr. Thornton or any other person and the Company or any of its subsidiaries pursuant to which he was appointed Group Chief Operating Officer of the Company. There are no transactions that would be required to be reported under Item 404(a) of Regulation S-K between Mr. Thornton or any of his immediate family members and the Company or any of its subsidiaries.

Section 7 - Regulation FD

Item 7.01 Regulation FD

On December 16, 2016, the Company issued a press release announcing Mr. Thornton’s appointment as Group Chief Operating Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this report by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is furnished as part of this report:

99.1    Press Release from Aspen Insurance Holdings Limited dated December 16, 2016

The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: December 16, 2016	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer